UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number        811-22466
GAI Agility Income Fund
(Exact name of registrant as specified in charter) c/o Wells Fargo Investment Institute, Inc. Global Alternative Investments 401 South Tryon Street Charlotte, NC 28202
(Address of principal executive offices) (Zip code)
Lloyd Lipsett Wells Fargo Law Department J9201-210 200 Berkeley Street Boston, MA 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 440-7460

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

GAI Agility Income Fund

Financial Statements as of and for the
Year Ended September 30, 2017 with
Report of Independent Registered Public Accounting Firm

GAI Agility Income Fund

Table of Contents

Page

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Net Assets	5

Statement of Operations	6

Statements of Changes in Net Assets	7

Statement of Cash Flows	8

Financial Highlights	9

Notes to Financial Statements	11

Supplemental Information	25

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
GAI Agility Income Fund:

We have audited the accompanying statement of assets, liabilities and net assets of GAI Agility Income Fund (“the Fund”), including the schedule of investments, as of September 30, 2017, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with custodians and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAI Agility Income Fund as of September 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 28, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

GAI Agility Income Fund

Schedule of Investments
As of September 30, 2017

Strategy	Investments	Shares	Cost	Fair Value
	Investment Funds - 77.73%
	Exchange Traded Funds - 8.15%
	Equity - 8.15%
	iShares US Preferred Stock ETF	328,300	$12,302,810	$12,741,323
	Vanguard Global ex-U.S. Real Estate Index Fund	231,111	12,445,605	13,730,305
				26,471,628
	Mutual Funds - 25.02%
	Equity - 6.57%
	Lazard Global Listed Infrastructure Portfolio	1,281,868	18,283,972	21,368,741
	Fixed Income - 18.45%
	Federated Bond Fund	1,213,412	11,389,787	11,345,399
	GMO Emerging Country Debt Fund	922,761	25,556,680	28,107,297
	Harbor High-Yield Bond Fund	2,014,026	20,372,200	20,482,649
				59,935,345
	Offshore Funds - 44.56%
	Fixed Income - 40.54%
	ArrowMark Income Opportunity Fund QP, Ltd.		27,211,377	26,982,900
	Beach Point Dynamic Income Offshore Fund Ltd.		30,433,116	39,153,177
	Good Hill Overseas Fund Ltd		20,959,470	26,731,548
	Halcyon Senior Loan Fund I Offshore Ltd.		16,214,832	16,545,917
	Melody Special Situations Offshore Credit Fund L.P.		20,000,000	22,308,085
				131,721,627
Reinsurance - 4.02%
	Aeolus Property Catastrophe Keystone PF Fund L.P.		13,296,743	13,040,790
	Investments in Securities - 8.06%
	Common Stock - 8.06%
	United States - 8.06%
	Basic Material - 0.33%
	Nucor Corp.	18,879	1,051,453	1,057,979
	Consumer, Cyclical – 1.82%
	American Eagle Outfitters Inc.	24,027	357,672	343,586
	Carnival Corp.	6,482	317,272	418,543
	Coach Inc.	9,662	371,322	389,185
	Cummins Inc.	2,460	357,622	413,354
	General Motors Co.	30,501	1,042,972	1,231,630
	Genuine Parts Co.	3,670	363,065	351,036
	PACCAR Inc.	15,990	957,090	1,156,717
	Penske Automotive Group Inc.	6,826	355,043	324,713
	Target Corp.	7,347	568,254	433,546
	VF Corp.	7,340	445,353	466,604
	Williams-Sonoma Inc.	7,776	401,019	387,711

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Schedule of Investments
As of September 30, 2017

Strategy	Investments	Shares	Cost	Fair Value
	Investments in Securities - 8.06% (continued)
	Common Stock - 8.06% (continued)
	United States - 8.06% (continued)
	Consumer, Non-Cyclical - 2.85%
	Abbott Laboratories	25,253	1,067,663	1,347,500
	AbbVie Inc.	17,515	1,052,808	1,556,383
	Amgen Inc.	2,107	352,293	392,850
	Bristol-Myers Squibb Co.	6,918	359,811	440,953
	Bunge Ltd.	5,279	361,839	366,679
	Cardinal Health Inc.	5,922	457,739	396,300
	Gilead Sciences Inc.	5,378	355,484	435,726
	Johnson & Johnson	9,546	1,049,555	1,241,075
	PepsiCo Inc.	10,175	1,051,746	1,133,800
	Polaris Industries Inc.	4,244	361,624	444,050
	Sysco Corp.	20,848	996,364	1,124,750
	Whirlpool Corp.	2,084	362,035	384,373
Energy - 0.13%
	Marathon Petroleum Corp.	7,547	367,864	423,236
Industrial - 1.49%
	CH Robinson Worldwide Inc.	11,209	827,122	853,005
	Hubbell Inc.	8,803	958,677	1,021,324
	KAR Auction Services Inc.	23,950	924,996	1,143,373
	Packaging Corp. of America	3,754	296,205	430,509
	Sonoco Products Co.	19,883	983,056	1,003,097
	Union Pacific Corp.	3,364	319,913	390,123
Technology - 1.44%
	Cisco Systems Inc.	34,225	1,077,199	1,150,987
	Intel Corp.	29,137	958,644	1,109,537
	KLA-Tencor Corp.	12,343	1,075,513	1,308,358
	Microsoft Corp.	15,033	922,018	1,119,808
				26,192,400
	Total Investments (Cost $251,594,897) - 85.79%			278,730,531
	Other Assets and Liabilities, net - 14.21%			46,163,065
	Net Assets - 100.00%			$324,893,596

Percentages shown are stated as a percentage of net assets as of September 30, 2017.

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Schedule of Investments (continued)
As of September 30, 2017

Investments by Strategy (as a percentage of total investments)
Investment Funds
Exchange Traded Funds
Equity	9.50%
Mutual Funds
Fixed Income	21.50
Equity	7.67
Total Mutual Funds	29.17
Offshore Funds
Fixed Income	47.25
Reinsurance	4.68
Total Offshore Funds	51.93
Investments in Securities
Common Stock	9.40
100.00%

Equity Swaps Outstanding as of September 30, 2017:

Counterparty	Reference Entity/Obligation	Buy/ Sell	Floating Rate Index	Pay/ Receive Floating	Termination Date	Notional Amount	Fair Value
Credit Suisse International	The Cushing 30 MLP Index	Buy	1-month USD- LIBOR_BBA	Pay	4/6/2018	$13,867,729	$(848,384)
Morgan Stanley Capital Services Inc.	The Cushing 30 MLP Index	Buy	Fed Funds effective	Pay	4/11/2018	11,869,181	(468,347)
							$(1,316,731)

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the year ended September 30, 2017 were as follows:

Net Realized Gain/(Loss) on Derivative Instruments on the Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Swaps
Equity Contracts	$3,266,975

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments on the Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Swaps
Equity Contracts	$(1,780,929)

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Statement of Assets, Liabilities and Net Assets
As of September 30, 2017

Assets

Investments in Investment Funds, at fair value (cost - $228,466,592)	$252,538,131
Investments in securities, at fair value (cost - $23,128,305)	26,192,400
Cash and cash equivalents	58,195,390
Due from broker	7,022,053
Receivable for investments in Investment Funds sold	1,318,024
Dividends receivable	341,538
Interest receivable	17,464
Other prepaid assets	26,319
Total assets	345,651,319

Liabilities

Tenders payable	12,182,259
Distribution payable	3,819,000
Subscriptions received in advance	2,629,000
Management fee payable	283,020
Payable for investments in securities purchased	275,230
Investor Distribution and Servicing Fees payable	59,215
Unrealized depreciation on equity swaps	1,316,731
Accrued expenses and other liabilities	193,268
Total liabilities	20,757,723

Net Assets

Total net assets	$324,893,596

Net Assets consist of:

Paid-in capital	$341,621,124
Overdistribution of net investment income	(8,111,266)
Accumulated net realized gain/(loss) on investments	(34,414,945)
Net unrealized appreciation/(depreciation) on investments	25,798,683
Retained deficit	(16,727,528)
Total net assets	$324,893,596

Net Assets per Share

GAI Agility Income Fund Class I (282,641.643 Shares outstanding)	$1,034.71
GAI Agility Income Fund Class A (32,310.210 Shares outstanding)	$1,004.04

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Statement of Operations
For the Year Ended September 30, 2017

Investment Income

Dividend income	8,455,164
Interest	120,081
Total investment income	8,575,245

Fund Expenses

Management fee	3,392,194
Administrative and custodian fees	472,105
Professional fees	327,433
Investor Distribution and Servicing fee	246,754
Fund Board fees and expenses	106,843
Other operating expenses	231,191
Total operating expenses	4,776,520
Interest expense	1,801
Total expenses	4,778,321
Net investment income	3,796,924

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) from investments in Investment Funds	9,708,283
Net realized gain/(loss) distributions from investments in Investment Funds	305,096
Net realized gain/(loss) on investments in securities	1,813,735
Net realized gain/(loss) on equity swaps	3,266,975
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	4,324,114
Net change in unrealized appreciation/(depreciation) from investments in securities	2,145,884
Net change in unrealized appreciation/(depreciation) from equity swaps	(1,780,929)
Total net realized and unrealized gain/(loss) from investments	19,783,158
Net increase in net assets resulting from operations	$23,580,082

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Statements of Changes in Net Assets

Net increase/(decrease) in net assets	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Operations

Net investment income	$3,796,924	$4,661,449	(a)
Net realized gain/(loss) on investments	15,094,089	(27,153,105	)(a)
Net change in unrealized appreciation/(depreciation) from investments	4,689,069	50,305,175
Net increase/(decrease) in net assets resulting from operations	23,580,082	27,813,519

Distributions to Shareholders

Distribution of net investment income	(16,792,131)	(10,323,777)
Distribution of net realized capital gains	–	(3,665,911)

Capital Transactions

Issuance of shares	33,798,500	22,969,000
Reinvestment of distributions	4,348,339	3,838,619
Shares tendered	(45,559,710)	(128,203,481)
Early withdrawal fees	13,817	118,621
Increase/(decrease) in net assets derived from capital transactions	(7,399,054)	(101,277,241)

Net Assets

Total decrease in net assets	(611,103)	(87,453,410)
Beginning of year	325,504,699	412,958,109
End of year	$324,893,596	$325,504,699

Overdistribution of net investment income	$(8,111,266)	$(8,374,089)

(a)  Prior year amounts have been adjusted as a result of reclassifications made to decrease net investment income and increase realized gains.

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Statement of Cash Flows
For the Year Ended September 30, 2017

Cash Provided by Operating Activities

Net increase in net assets resulting from operations	$23,580,082
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(35,869,347)
Purchases of investments in securities	(14,386,512)
Proceeds from sales of investments in Investment Funds	58,911,553
Proceeds from sales of investments in securities	19,895,584
Net realized (gain)/loss from investments in Investment Funds	(9,708,283)
Net realized (gain)/loss from investments in securities	(1,813,735)
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	(4,324,114)
Net change in unrealized (appreciation)/depreciation on investments in securities	(2,145,884)
Net change in unrealized (appreciation)/depreciation on equity swaps	1,780,929
Increase in due from broker	(1,600,000)
Decrease in receivable for investments in Investment Funds sold	28,860,119
Increase in dividends receivable	(73,839)
Decrease in other prepaid assets	3,278
Increase in interest receivable	(14,139)
Decrease in management fee payable	(38,317)
Decrease in Investor Distribution and Servicing Fees payable	(3,148)
Decrease in Fund Board fees and expenses payable	(2,772)
Increase in payable for investments in securities purchased	60,914
Decrease in accrued expenses and other liabilities	(77,169)

Net cash provided by operating activities	63,035,200

Cash Used in Financing Activities

Proceeds from issuance of shares (net of change in subscriptions received in advance of $1,931,000)	35,729,500
Distributions paid (net of change in distribution payable of $(463,000))	(12,906,792)
Payments for shares tendered (net of change in payable for tenders of $(12,694,758))	(58,254,468)
Early withdrawal fees	13,817
Net cash used in financing activities	(35,417,943)

Cash and Cash Equivalents

Net increase in cash and cash equivalents	27,617,257
Cash and cash equivalents at beginning of year	30,578,133
Cash and cash equivalents at end of year	$58,195,390

Supplemental Disclosure of Non-Cash Flow Information

Cash paid during the year for interest expense	$1,801
Reinvestment of distributions	$4,348,339
Reinvestment of dividends received from investments in Investment Funds	$1,026,399

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Financial Highlights

	Class I
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014		For the Year Ended September 30, 2013
Per Share operating performance: (For Shares outstanding throughout the year) Net asset value per Share, beginning of year	$1,012.31	$967.22		$1,082.51		$1,045.90		$1,050.72

Income/(loss) from investment operations: (a) Net investment income/(loss)	12.58	12.42	(b)	4.93	(b)	(0.40)	(b)	5.95	(b)
Net realized and unrealized gain/(loss) from investments	61.42	68.13	(b)	(75.79)	(b)	85.45		47.24	(b)
Total income/(loss) from investment operations	74.00	80.55		(70.86)		85.05		53.19
Less: Distribution of net investment income to Shareholders	(51.60)	(27.12)		(14.98)		(30.65)		(45.85)
Distribution of net realized capital gains to Shareholders	-	(8.34)		(29.45)		(17.79)		(12.16)
Total distributions to Shareholders	(51.60)	(35.46)		(44.43)		(48.44)		(58.01)

Net asset value per Share, end of year	$1,034.71	$1,012.31		$967.22		$1,082.51		$1,045.90

Total return (c)	7.52%	8.53%		(6.74% )		8.23%		5.17%

Ratios to average net assets: Expenses (d)	1.39%	1.42%		1.50%	(b)	1.53%	(b)	1.55%
Net investment income (d)	1.24%	1.32%		0.46%	(b)	(0.07% )	(b)	0.55%
Net Assets, end of year (in thousands)	$292,453	$289,726		$359,277		$379,765		$280,834

Portfolio turnover rate	17.04%	39.27%		36.53%		37.67%		42.31%

(a)	Based on average Shares outstanding.
(b)	Prior year amounts have been adjusted as a result of reclassifications made to decrease net investment income and increase realized gains.
(c)	The total return calculation assumes reinvestment of all distributions.
(d)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Financial Highlights (continued)

	Class A
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014		For the Year Ended September 30, 2013
Per Share operating performance: (For Shares outstanding throughout the year) Net asset value per Share, beginning of year	$990.58	$952.94		$1,072.60		$1,040.20		$1,046.32

Income/(loss) from investment operations: (a) Net investment income/(loss)	5.14	6.31	(b)	(0.48)	(b)	(4.08)	(b)	4.86	(b)
Net realized and unrealized gain/(loss) from investments	59.92	66.79	(b)	(74.75)	(b)	84.92	(b)	47.03	(b)
Total income/(loss) from investment operations	65.06	73.10		(75.23)		80.84		51.89
Less: Distribution of net investment income to Shareholders	(51.60)	(27.12)		(14.98)		(30.65)		(45.85)
Distribution of net realized capital gains to Shareholders	-	(8.34)		(29.45)		(17.79)		(12.16)
Total distributions to Shareholders	(51.60)	(35.46)		(44.43)		(48.44)		(58.01)

Net asset value per Share, end of year	$1,004.04	$990.58		$952.94		$1,072.60		$1,040.20

Total return (c)	6.76%	7.87%		(7.22% )		7.86%		5.06%

Ratios to average net assets: Expenses (d)	2.11%	2.03%	(b)	2.01%	(b)	1.88%	(b)	1.67%
Net investment income (d)	0.54%	0.76%	(b)	(0.04% )	(b)	0.45%	(b)	0.33%
Net Assets, end of year (in thousands)	$32,411	$35,779		$53,681		$48,889		$34,511

Portfolio turnover rate	17.04%	39.27%		36.53%		37.67%		42.31%

(a)	Based on average Shares outstanding.
(b)	Prior year amounts have been adjusted as a result of reclassifications made to decrease net investment income and increase realized gains.
(c)	The total return calculation assumes reinvestment of all distributions.
(d)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

GAI Agility Income Fund

Notes to Financial Statements September 30, 2017

1. Organization

GAI Agility Income Fund (the "Fund"), a Delaware business trust, has been registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), since September 1, 2010.  Wells Fargo Investment Institute, Inc. ("WFII") (the "Adviser"), a North Carolina Corporation, serves as the investment advisor to the Fund.  The Adviser's Global Alternative Investments ("GAI") division is responsible for managing the Fund under the advisory agreement. The Adviser has retained Perella Weinberg Partners Capital Management LP, a Delaware limited partnership, to act as the subadviser to the Fund (the "Subadviser").  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund's investment program.

The principal investment objective of the Fund is to seek investment returns over various market cycles, with a majority of such returns derived from income. The Fund also seeks, over time, to preserve the "real purchasing power" of an investment in the Fund through capital appreciation of the Fund's investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).

The Fund invests primarily in pooled investment vehicles, including, but not limited to, mutual funds, private investment funds and exchange traded products (collectively, "Investment Funds").  Exchange traded products may include exchange traded funds ("ETFs"), as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange. The Fund may also invest in exchange traded notes ("ETNs"), or invest its assets directly. Direct investments may include, among others, securities and other investments that are expected to generate income, as well as non-income oriented securities and investments, such as swaps or other types of derivatives for investment, hedging, risk management or other purposes. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund's assets. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will not incur losses.

The Fund's Board of Trustees (the "Fund Board") provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business.  The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States ("GAAP").  The accompanying financial statements of the Fund are stated in U.S. dollars.

The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services – Investment Companies ("FASB ASC 946"), and is following the accounting and reporting guidance found within FASB ASC 946.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

(a) Valuation of investments – The Fund values its investments in Investment Funds that are publicly traded on an active exchange or that prepare and publish a daily net asset value per share ("Mutual Funds" and "Exchange Traded Funds"), its investments in securities that track on active exchanges, and its investments in private Investment Funds ("Offshore Funds") at fair value in accordance with procedures established in good faith by the Fund Board. The fair value of Mutual Funds and Exchange Traded Funds are based on reported net asset value per share and the fair value of investments in securities is based on quoted market prices at the close of trading on the active exchanges on which the securities are traded on the reporting date.

The fair value of the Offshore Funds ordinarily will be the value of an interest in an Offshore Fund determined by the investment manager of the Offshore Fund in accordance with the policies established by the Offshore Fund, absent information indicating that such value does not represent the fair value of the interest.  The Fund could reasonably expect to receive this amount from the Offshore Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Offshore Funds, changes in market conditions and the economic environment may significantly impact the value of the Offshore Funds and the fair value of the Fund's interests in the Offshore Funds.  Furthermore, changes to the liquidity provisions of the Offshore Funds may significantly impact the fair value of the Fund’s interests in the Offshore Funds.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Offshore Fund's reported valuation does not represent fair value.  If it is determined that the Offshore Fund's reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the year ended September 30, 2017, no such adjustments were deemed necessary by the Adviser, as discussed above. In addition, the Fund may not have an Offshore Fund's reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Offshore Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment. A description of each investment by the Fund by strategy can be found in the tables within the Schedule of Investments.

ASU 2015-07 eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient. Reporting entities must provide sufficient information to enable users to reconcile total investments in the fair value hierarchy and total investments measured at fair value in the Statement of Assets, Liabilities, and Net Assets. Additionally, the scope of current disclosure requirements for investments eligible to be measured at NAV will be limited to investments to which the practical expedient is applied.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

(b) Valuation of derivatives – The Fund has equity swaps outstanding at September 30, 2017. The fair value of equity swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these equity swaps within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(c) Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes.  FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of September 30, 2017.

At September 30, 2017, the Fund had a capital loss carryforward of $30,640,692. The capital loss carryforward is available to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.

The Fund's income and federal excise tax returns and all financial records supporting the 2014, 2015 and 2016 returns are subject to examination by the federal and Delaware revenue authorities.

(d) Security transactions and investment income – The Fund's transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund's transactions are determined on a first-in first-out basis.  Interest income is recognized on the accrual basis.  Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds' income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund's financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Statement of Operations.

(e) Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(f) Distributions – The Fund intends to make regular quarterly distributions to shareholders ("Shareholders") sourced from the Fund's amount available for distribution consisting of the Fund's dividend income, and net realized and unrealized gains on investments, after accounting for Fund expenses.  All distributions will be paid to Shareholders and automatically reinvested pursuant to the Fund's Dividend Reinvestment Plan ("DRP") unless a Shareholder has elected not to participate in the DRP. An election by a Shareholder not to participate in the DRP, and to receive all income distributions and/or capital gain distributions, if any, directly rather than having such distribution reinvested in the Fund, must be made by indicating such election in the Shareholder's subscription agreement or by notice to a Shareholder's intermediary (who should be directed to provide notice to the Fund), if applicable, or the Fund's administrator.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

Distributions to Shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP.  The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.  Temporary differences do not require reclassifications.

(g) Use of estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(h) Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) certain investment related expenses, (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund and/or its securities under, and in compliance with, any applicable federal and state laws.

(i) Expense limitation agreement – Through December 31, 2016, the Adviser had contractually agreed to limit the Fund's total annualized ordinary fund-wide operating expenses to 2.10%. Effective January 1, 2017, the Adviser has contractually agreed to limit the Fund's total annualized fund-wide operating expenses to 2.00%.  Shares designated as Class I ("Class I Shares") have no class-specific expenses. Shareholders holding Shares designated as Class A ("Class A Shares") will pay (in addition to up to 2.00% in fund-wide expenses) an additional annualized amount of up to 0.75% (the "Investor Distribution and Servicing Fee"), for a total of up to 2.75%.  Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and the Investor Distribution and Servicing Fee. Ordinary fund-wide operating expenses include the Fund's management fee, start-up, offering and organizational expenses. The contractual arrangement is effective through June 30, 2018.

The Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund's ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.00% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. As of September 30, 2017, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses. As of September 30, 2017, there were no expenses reimbursable by the Adviser.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

(j) Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the "Administrator") serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated based upon the Fund's beginning of the month's net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for financial statement preparation and other services.

The Bank of New York Mellon (the "Custodian") serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross assets at the end of each month.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

(k) Recent accounting pronouncements – In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the Regulation S-X amendments was August 1, 2017 and compliance should be based on the reporting period-end date. The compliance date for Form N-PORT and Form N-CEN is June 1, 2018 and compliance should be based on the reporting period end date. Accordingly, the Fund has adopted the amendments to Regulation S-X and the required additional or enhanced disclosures have been included within the financial statements, however the Fund has concluded that these amendments do not materially impact any amounts disclosed.

3. Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Statement of Operations unless otherwise stated and include the following:

(a) Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Global Alternative Investment Services, Inc. (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Shareholders purchasing Shares that are their customers.

The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent's ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

For the year ended September 30, 2017, the Fund expensed Investor Distribution and Servicing Fees of $246,754. As of September 30, 2017, there were $59,215 of Investor Distribution and Servicing Fees payable to the Placement Agent.

(b) Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Shareholder (the "Class A Share Placement Fee"). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Shareholder's investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Shareholder's investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Shareholder's "Immediate Family Members" (as defined in the Fund's subscription agreement). The Shareholder must indicate in the subscription agreement who such "Immediate Family Members" are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Shareholder and is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended September 30, 2017, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Shareholders upon subscription into the Fund were $23,010.

(c) Investment advisory fees – Amounts paid, and payable, to the Adviser for the year ended September 30, 2017 are disclosed in Note 4.

(d) Fund Board fees and expenses – As of September 30, 2017, there were no amounts payable to the Fund Board. For the year ended September 30, 2017, the Fund paid Fund Board fees, including out of pocket expenses, of $106,843.

4. Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") and a commodity trading advisor ("CTA"). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser is not required to deliver a CFTC disclosure document to the Fund’s investors, nor is it required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of September 30, 2017, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

In addition, the CFTC and prudential regulators’ margin requirements for uncleared swap transactions have become effective. These proposed requirements may increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. Margin requirements may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of September 30, 2017, the ultimate impact of the margin requirements on the Fund is uncertain.

Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Subject to the approval of the Fund’s Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund. The Adviser, in conjunction with the Subadviser, develops, monitors and modifies, as necessary, the Fund’s expectations as to the range of, and target allocations to, general investment strategies to be utilized by the Investment Funds selected by the Subadviser. The Adviser closely monitors the Subadviser on a daily, monthly, quarterly, and annual basis and reviews monthly and quarterly compliance questionnaires and certifications provided by the Subadviser pursuant to the terms of the subadvisory agreement between the Fund, the Adviser and the Subadviser. Adviser personnel periodically visit the Subadviser to perform onsite due diligence on the Subadviser’s business operations, regulatory compliance and advisory services, and the Adviser reports the results of each visit to the Fund Board.

The Adviser performs additional services under the terms of the advisory agreement between the Fund and the Adviser, including but not limited to: (i) reviewing and reporting to the Board on the performance of the Subadviser, (ii) providing office space and all necessary office facilities and equipment to perform its duties under the Advisory Agreement, (iii) permitting individuals who are directors, officers or employees of the Adviser to serve as a Trustee or officer of the Fund without cost to the Fund, (iv) furnishing personnel (either as officers of the Fund or otherwise) to exercise oversight of and/or to conduct Fund operations and compliance and to monitor the services provided to the Fund by other service providers, including legal, accounting, administrative, transfer agency, audit, custody and other non-investment related services, and (v) furnishing to, or placing at the disposal of the Fund, such information, reports, valuations, analyses and opinions as the Fund Board may reasonably request or as the Adviser deems helpful to the Fund Board.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and for the selection of Investment Funds as well as direct investments of the Fund, in consultation with the Adviser.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

The Fund accrues and pays the Adviser each month a fee ("Management Fee"). Through December 31, 2016, the Adviser had contractually agreed to waive a portion of its Management Fee to prevent it from exceeding one-twelfth of 1.10% of the aggregate net asset value of outstanding Shares of the Fund calculated as of the last day of each month (before any repurchases of Shares). Effective January 1, 2017, the Adviser has contractually agreed to waive a portion of its Management Fee to prevent it from exceeding one-twelfth of 1.00% of the aggregate net asset value of outstanding shares of the Fund. This contractual fee waiver remains in effect until June 30, 2018. The Management Fee incurred by the Fund for the year ended September 30, 2017 was $3,392,194. As of September 30, 2017, the Management Fee payable to the Adviser was $283,020. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

5. Investment Fund Transactions

Purchases of investments in Investment Funds and purchases of investments in securities for the year ended September 30, 2017 were $35,869,347 and $14,386,512 respectively. Proceeds from sales of investments in Investment Funds and proceeds from the sales of investments in securities for the year ended September 30, 2017 were $58,911,553 and $19,895,584 respectively.

6. Derivative Transactions

The Fund enters into derivative contracts either in an opportunistic, directional (long or short) capacity or as a risk management tool to hedge the Fund's currency, interest rate, credit, equity or commodity risk. All derivative contracts must be fully backed by cash positions and may be over-the-counter and/or exchanged traded. Such derivative contracts may include forwards, futures, options, warrants and swaps.

Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today's pre-determined price. Futures are contracts to buy or sell an asset on or before a future date at a price specified today. Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset. The price at which the buy or sale takes place is known as the strike price, and is specified at the time the parties enter into the option. The option contract also specifies a maturity date. Warrants are long dated options, usually longer than one year, which are traded OTC.  Swaps are agreements to exchange cash flows on or before a specified future date based on the underlying value of currency exchange rates, bonds/interest rates, commodities exchange, equities, indices or other assets. As of September 30, 2017, the Fund had entered into swap agreements with Credit Suisse International and Morgan Stanley Capital Services, Inc.

The monthly average notional value of equity swaps was $24,713,685 for the year ended September 30, 2017.

The Fund's derivatives are not considered to be hedging instruments under GAAP and, therefore, the Fund accounts for derivatives at fair value on the Statement of Assets, Liabilities and Net Assets. As of September 30, 2017, the unrealized depreciation on equity swaps recorded on the Statement of Assets, Liabilities and Net Assets was $1,316,731. The value of the swaps are marked to market on a daily basis based on quotations from an independent pricing service and any change in value is recorded as net change in unrealized appreciation/(depreciation) in the Statement of Operations. As of September 30, 2017, the net change in unrealized appreciation/(depreciation) from equity swaps was $(1,780,929).

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

Under the terms of the aforementioned swap agreement, the swaps reset on a set date at which point any unrealized gains and losses are realized in the Statement of Operations. For the year ended September 30, 2017, the net realized gain/(loss) on equity swaps was $3,266,975.

The following table presents derivative assets and liabilities net of amounts available for offset under a master netting arrangement and, as applicable, the related collateral and potential loss exposure to the Fund as of September 30, 2017.

		Gross Amounts Presented on Statement of Assets, Liabilities and Net Assets
Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to/from) Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
Credit Suisse International	ISDA	$–	$(848,384)	$(848,384)	$3,304,289	$2,455,905
Morgan Stanley Capital Services Inc.	ISDA	–	(468,347)	(468,347)	3,717,764	3,249,417
Total		$–	$(1,316,731)	$(1,316,731)	$7,022,053	$5,705,322

7. Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Investment Funds' portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund investment managers.

Complete information about the underlying investments held by certain of the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets as of September 30, 2017.

The following table summarizes the Fund's investments in the Investment Funds during the year ended September 30, 2017, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds.  Each investor of each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate varies and ranges from 0.24% to 2.00% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 20% any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

Investments in Investment Funds	% of Fund's Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Beach Point Dynamic Income Offshore Fund Ltd	15.5%	$39,153,177	$1,708,774	$1,773,716	Monthly	Cayman Islands
GMO Emerging Country Debt Fund	11.1	28,107,297	14,971	(7,142)	Daily	United States
ArrowMark Income Opportunity Fund QP, Ltd.	10.7	26,982,900	(436,749)	—	Quarterly	Cayman Islands
Good Hill Overseas Fund Ltd	10.6	26,731,548	1,359,764	1,833,523	Quarterly	Cayman Islands
Melody Special Situations Offshore Credit Fund L.P.	8.8	22,308,085	1,467,765	—	Annually	Cayman Islands
Lazard Global Listed Infrastructure Portfolio	8.5	21,368,741	3,244,101	—	Daily	United States
Harbor High-Yield Bond Fund	8.1	20,482,649	351,409	—	Daily	United States
Halcyon Senior Loan Fund I Offshore Ltd.	6.6	16,545,917	226,544	306,614	Monthly	Cayman Islands
Vanguard Global ex-U.S. Real Estate Index Fund	5.4	13,730,305	942,572	—	Daily	United States
Aeolus Property Catastrophe Keystone PF Fund L.P.	5.2	13,040,790	(1,821,142)	556,693	Semi-Annually	Bermuda
iShares US Preferred Stock ETF	5.0	12,741,323	438,513	—	Daily	United States
Federated Bond Fund	4.5	11,345,399	(4,243)	—	Daily	United States
AQR Re Holdings Ltd.	—	—	(62,175)	18,607	In Liquidation	United States
Serengeti Segregated Portfolio Company, Ltd.	—	—	(3,105,990)	5,226,272	Quarterly	Cayman Islands
Total Investments in Investment Funds	100.0%	$252,538,131	$4,324,114	$9,708,283

* Subject to the terms of the offering memorandums of the Investment Funds.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain Offshore Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Offshore Funds. No such restrictions were in place as of or during the year ended September 30, 2017.  The Fund had no unfunded capital commitments as of September 30, 2017.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of September 30, 2017:

Equity strategies generally include investments in publicly-traded equity securities, but may also include long/short funds, mutual funds and exchange-traded funds.

Fixed Income strategies generally include investments in secured leveraged loans, high yield bonds, distressed debt, and global debt. Distressed debt strategies may include restricted securities and securities that may not be registered and for which a market may not be readily available.

Reinsurance strategies generally include investments in various insurance-based investment instruments, including insurance-linked securities and other financial instruments, the returns of which are tied primarily to insurance risk.

8. Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

• Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.
• Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.
• Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in mutual funds and investments in securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's investments and other financial instruments as of September 30, 2017 is as follows:

Description	Total Fair Value at September 30, 2017	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets Exchange Traded Funds Equity	$26,471,628	$26,471,628	$–	$–
Mutual Funds Equity	21,368,741	21,368,741	–	–
Fixed Income	59,935,345	59,935,345	–	–
Investment in Securities
Common Stock	26,192,400	26,192,400	–	–
Offshore Funds (1)	144,762,417	–	–	–
Liabilities Equity Swaps Index	(1,316,731)	–	(1,316,731)	–
Total Investments	$277,413,800	$133,968,114	$(1,316,731)	$–

(1)
Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, as ASU 2015-07 removes this requirement. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets, Liabilities and Net Assets.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers between any levels for the year ended September 30, 2017.

9. Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion. The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly. If the interval between the date of purchase of Shares and repurchase of Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee.

For the year ended September 30, 2017, transactions in the Fund's Shares were as follows:

	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tenders
Class I	31,853.608	$32,648,000	3,333.967	$3,349,449	(38,748.827)	$(39,626,527)
Class A	1,149.164	1,150,500	1,018.591	998,890	(5,976.765)	(5,933,183)
	33,002.772	$33,798,500	4,352.558	$4,348,339	(44,725.592)	$(45,559,710)

10. Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser's and Subadviser's experience, the Fund believes the risk of loss from these arrangements to be remote.

11. Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

12. Federal Income Tax Information

Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

Temporary differences do not require reclassifications. The following reclassifications were a result of tax differences relating to passive foreign investment companies, the reclassification of distributions and non-deductible expenses.

For the year ended September 30, 2017, the Fund reduced accumulated overdistributed net investment income by $13,258,030, accumulated realized gain/(loss) by $13,250,489 and paid-in-capital by $7,541. Net assets were not affected by these reclassifications.

Distributions on the Fund's Shares are generally subject to federal income tax to the extent they do not exceed the Fund's earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Ordinary Income	$7,608,445
Capital Loss Carryforward	$(30,640,692)
Unamortized Organizational Costs	$(185,527)
Unrealized Appreciation/(Depreciation)	$6,490,246

For the year ended September 30, 2017, the tax character of distributions paid by the Fund was $16,792,131 of ordinary income.  For the year ended September 30, 2016, the tax character of distributions paid by the Fund was $10,323,777 of ordinary income and $3,665,911 of long-term capital gains.  Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

The cost and unrealized appreciation/(depreciation) of the Fund’s investments, including equity swaps, as of September 30, 2017, as computed for federal tax purposes, were as follows:

Aggregate cost	$270,923,554

Gross unrealized appreciation	$9,667,588
Gross unrealized depreciation	(3,177,342)
Net realized appreciation	$6,490,246

Adjustments made to book cost basis to reflect tax cost basis and tax-basis unrealized appreciation/(depreciation) may not necessarily be final tax cost basis adjustments, however, these adjustments more accurately approximate the tax basis unrealized gains/(losses) as of the close of the reporting period.

GAI Agility Income Fund

Notes to Financial Statements (continued) September 30, 2017

13. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than those listed below.

Subsequent to year end, the Fund received additional subscriptions of $3,292,500.

On October 27, 2017, the Fund paid a distribution to its Shareholders of $3,819,000 Distributions payable to Shareholders are recorded as a liability in the Statement of Assets, Liabilities and Net Assets.

GAI Agility Income Fund

Supplemental Information (unaudited)

Tax Information

For the year ended September 30, 2017, certain distributions paid by the Fund may be subject to a maximum tax rate of 20%. Of the ordinary income dividends paid during the year, 10.01% qualify for the maximum tax rate of 20%.

For the year ended September 30, 2017, certain distributions paid by the Fund may qualify for the corporate dividends received deduction. Of the ordinary income dividends paid during the year, 6.36% qualify for the corporate dividend deduction.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on May 4, 2017, the Board, including the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”), considered and approved the continuation of the investment advisory agreement between the Adviser and the Fund (“Advisory Agreement”) and the subadvisory agreement among the Adviser, the Fund and the Subadviser (“Subadvisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”).  In preparation for review of the agreements, the Board requested the Adviser and Subadviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the investment advisory and subadvisory agreements. On May 4, 2017, the Independent Trustees met in-person among themselves to review and discuss aspects of the materials, initially with, and later without, representatives of the Adviser and Subadviser being present.

Representatives of the Adviser and Subadviser made extensive presentations regarding the materials and responded to questions from the Independent Trustees. Further, the Board, including the Independent Trustees, took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared in connection with the renewal process.

Upon consideration of these presentations, discussions, materials and other factors, the Board determined:

Nature, Extent and Quality of Services Provided to the Fund. The Board reviewed and considered the nature and extent of the investment advisory and sub-advisory services provided by the Adviser, including monitoring and oversight, and the Subadviser under the Advisory Agreements, including the selection of investments, allocation of the Fund’s assets among, and monitoring performance of, underlying Investment Funds, evaluation of risk exposure of underlying Investment Funds, experience of underlying Investment Funds’ managers, management of short-term cash and operations of underlying Investment Funds, and day-to-day portfolio management and general due diligence examination of underlying Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory and administrative services provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel and the Adviser’s interactions with the Subadviser in assisting the Fund in compliance and other non-advisory areas. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser and the Subadviser who would provide the investment advisory, sub-advisory, and administrative services to the Fund, including recent changes in such personnel. The Board examined performance of the Fund during the period and previously.  The Board determined that the Adviser’s and the Subadviser’s portfolio managers and key personnel are well qualified and perform the services in an efficient and professional manner with acceptable and competitive performance results. The Board also took into account the Adviser’s and the Subadviser’s compliance functions and their roles in determining the fair value of the Fund’s assets. The Board also reflected on the annual audit process and the roles provided by the Adviser and Subadviser, including the time, resources and personnel availability provided by each.  The Board concluded that the overall quality of the investment advisory, sub-advisory and administrative services was satisfactory.

GAI Agility Income Fund

Supplemental Information (unaudited) (continued)

Cost of the Services Provided, and whether Economies of Scale would be Realized. The Board considered the Fund’s advisory and sub-advisory fee and concluded that each such fee was reasonable and satisfactory in light of the services to be provided. The Board reviewed the advisory and sub-advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee, sub-advisory fee and total expense ratio for the Fund with various comparative data, including a chart prepared by the Adviser comparing the fees payable by the Fund to those payable by comparable funds.  The Board noted that the fees payable to the Adviser and the Subadviser were comparable to the fees payable to the investment managers of other similarly situated funds. The Board also considered fees charged by the Subadviser to other accounts managed by the Subadviser. The Board concluded that the advisory fee, the sub-advisory fee and total expense ratio of the Fund were reasonable and satisfactory in light of the services provided. The Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not a significant factor at this time.

Profitability of the Adviser and each of its Affiliates.  The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser including the Adviser’s methodology in allocating costs in determining its profitability.  Based on the review of the information they received, the Board members concluded that the profits earned by the Adviser were reasonable. The Board did not consider the costs of the services provided and profits, if any, realized by the Subadviser from the respective relationships with the Fund, noting instead the arm’s-length nature of the relationship between the Adviser and the Subadviser with respect to the sub-advisory fee rates on behalf of the Fund and that the Adviser pays the Subadviser from the advisory fee paid to the Adviser.

Benefits Derived by Adviser and/or Subadviser from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that may accrue to the Adviser and/or Subadviser as a result of the advisory relationship with the Fund. In this regard, the Board noted that no soft-dollar research exists or is significant, in light of the investments in Investment Funds, and that “fall-out” benefits, to the extent any exist, are not a material factor with regard to approving the Advisory Agreements.

General Conclusion. Based on its consideration of all factors that it deemed material, the Board, including all of the Independent Trustees, determined that the Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Adviser and the Subadviser provide and in light of the other factors that had been discussed and deemed relevant by the Board. The Board noted that it had based its decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.

The Board of Trustees of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

GAI Agility Income Fund

Supplemental Information (unaudited) (continued)

The Trustees of the Board (“Trustees”) are not required to hold Shares of the Fund. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Trustees

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
Adam Taback* (Born 1971)	Trustee	Since 2010	Deputy Chief Investment Officer, Wells Fargo Private Bank, a division of Wells Fargo Bank, since 2014; Head of Global Alternative Investments and Executive Vice President, Wells Fargo Investment Institute, Inc., since 2014; President, Wells Fargo Investment Institute, Inc. (formerly known as Alternative Strategies Group, Inc.), 2003-2014; President, Wells Fargo Alternative Asset Management, LLC, 2011; President, Global Alternative Investment Services, Inc., since 2010; President, A.G. Edwards Capital, Inc., 2008-2017.	2
Chairman of the Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Director of Global Alternative Investment Services, Inc., since 2010; Director, A.G. Edwards Capital, Inc., 2008-2017; Director, Wells Fargo Investment Institute, Inc., 2005-2014; Chairman of the Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Chairman of the Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

James Dean (Born 1956)	Trustee	Since 2010	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Kenan-Flagler Business School, UNC at Chapel Hill, 1998-2013.	2
Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

GAI Agility Income Fund Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
James Dunn (Born 1973)	Trustee	Since 2010	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	2
Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Board Member, Milken Global Capital Markets Advisory Council, since 2009; Board Member, CAPTRUST Advisory Board, since 2011; Board Member, Ronald McDonald House of Winston-Salem Advisory Board, since 2011; Board Member, CFA North Carolina Society’s Strategic Advisory Board, since 2012; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

Stephen Golding (Born 1948)	Trustee	Since 2010	Senior Vice President for Strategic Initiatives, Ohio University, since 2016; Chief Financial Officer, Vice President Finance and Administration, Ohio University, 2010-2016; Executive Vice President, Finance and Administration, Cornell University, 2005-2009.	2
Trustee, Washington College, since 2003; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016; Trustee, Wells College Board Member, 2012-2015.

James Hille (Born 1961)	Trustee	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006.	2
Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Communities Foundation of Texas, since 2012; Member of Board of Managers,, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Investment Advisory Committee, the Employee Retirement System of Texas, since 2011, Chair since 2015; Trustee, Silver Ventures, Inc., since 2012; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member  of  Board  of  Managers,  GAI Aurora Opportunities Fund, LLC, 2010-2016.

Jonathan Hook (Born 1957)	Trustee	Since 2010	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014; Chief Investment Officer, Baylor University, 2001-2008.	2
Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2011-2016.

GAI Agility Income Fund Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
Dennis Schmal (Born 1947)	Trustee	Since 2011	Self-employed; Board Director and Consultant.	2
Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2011; Director, AssetMark GuideMark and Guide Path Mutual Funds (16 funds), since 2006; Director, Owens Realty Mortgage Inc., since 2013; Trustee, Cambria ETF Funds, since 2013; Director, Blue Calypso Inc., since 2015; Director, North Bay Bancorp, 2006-2007; Chairman of the Board of Directors of Pacific Metrics Corporation, 2005-2014; Director and Chairman of the Board, Sitoa Global, Inc., 2012-2013; Director, Varian Semiconductor Equipment Associates, 2004-2011; Director, Merriman Holdings, Inc., 2003-2016; Director, Grail Advisors ETF Trust (5 Funds) 2009-2011; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2008-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2011-2016.

*	Indicates an Interested Trustee.
(1)	As of September 30, 2017.
(2)
Each Trustee serves until death, retirement, resignation or removal from the Board.  Any Trustee may be removed with or without cause, at any meeting of the Shareholders by a vote of the Shareholders owning at least two-thirds of the outstanding Shares.

(3)	The “Fund Complex” is currently comprised of two closed-end registered investment companies.

Principal Officers who are not Trustees:
Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman (Born 1980)	Treasurer	Since 2010
Manager of Global Alternative Investments Financing and Accounting, Wells Fargo Investment Institute, Inc., since 2007; Senior Analyst, Wells Fargo Investment Institute, Inc., 2006; Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Senior Financial Analyst, Turbine, Inc.; 2003-2006.

Britta Perkio (Born 1974)	Secretary	Since 2010	Senior Vice President and Secretary, Wells Fargo Investment Institute, Inc., since 2008; Director and Chief Administrative Officer, AG Edwards Capital, Inc., 2008-2017; Director (2009-2014), Chief Administrative Officer (2005-2014), Wells Fargo Investment Institute, Inc.; Chief Administrative Officer, Senior Vice President, Wells Fargo Alternative Asset Management, LLC, 2011.

GAI Agility Income Fund Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Jeffrey Minerva (Born 1981)	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Wells Fargo Investment Institute, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005-2006.

James Angelos (Born 1947)	Chief Compliance Officer	Since 2014
Chief Compliance Officer, GAI Registered Funds, since 2014; Chief Compliance Officer, Wells Fargo Investment Institute, Inc., 2014-2016; Chief Compliance Officer, A.G. Edwards Capital, Inc., 2014-2017; Senior Industry Consultant, Mainstay Capital Markets Consultants, Inc., 2013-2014; Surveillance Director, Financial Industry Regulatory Authority, 2011-2013; Vice President Asset Management Compliance, Ameriprise Financial Services, 2007-2010.

Sean M. Nicolosi (Born 1973)	Chief Operating Officer	Since 2014
Director of Alternative Investment Operations, Wells Fargo Investment Institute, Inc., since 2014; Chief Operating Officer and Director, Global Alternative Investment Services, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., 2014-2017; Chief Operating Officer and Director, Wells Fargo Investment Institute, Inc., 2014; Vice President and Operations Manager, Wells Fargo Investment Institute, Inc., 2012-2014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Wells Fargo Investment Institute, Inc., 2005-2011.

(1)	As of September 30, 2017.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

GAI Agility Income Fund

Supplemental Information (unaudited) (continued)

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1- (800) SEC-0330.

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (866) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees
(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $126,250 for 2017 and $115,550 for 2016.

Audit-Related Fees
(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees
(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2017 and $12,000 for 2016.

The Registrant’s principal accountant provided tax compliance services to the Registrant, including reviewing tax filings and advising the Registrant with respect to various tax-related matters.

All Other Fees
(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) with respect to the registrant is set forth below.

Revised as of May 4, 2017

Audit Committee of
GAI Agility Income Fund
[Additional Funds]
 (the “Funds”)
Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)
I.              Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Wells Fargo Investment Institute, Inc. (“WFII”) (or any entity in a control relationship with WFII that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.
3

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Funds by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Funds) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.
This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.
Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.
II.            Audit Services
The Funds’ annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Funds’ financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.
III.           Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by an independent auditor.
The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.
IV.           Tax Services
The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.
The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.
4

V.           All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.          Prohibited Services
The Auditor is prohibited from providing the following non-audit services to the Funds at any time:
(1)	Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2)	Financial information systems design and implementation;
(3)	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4)	Actuarial services;
(5)	Internal audit outsourcing services;
(6)	Management functions or human resources;
(7)	Broker or dealer, investment adviser, or investment banking services;
(8)	Legal services and expert services unrelated to the audit; and
(9)	Any other service that the PCAOB determines, by regulation, is impermissible.

VII.         Procedures
   At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.
5

EXHIBIT A

GAI Agility Income Fund
[Additional Funds]
 (the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of May 4, 2017

Service	Summary of Services
Audit Services

Audit	Recurring audit of financial statements of the Funds in accordance with U.S. generally accepted auditing standards including, but not limited to:

	▪	Annual letter regarding the Funds’ internal control to be included in the annual report to the SEC on Form N-SAR

▪
Review of any post-effective amendment to the Funds’ registration statement on SEC Form N‑2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Funds’ financial statements in such SEC filing

	▪	Review of the Funds’ respective portfolios in connection with determining whether each Fund qualifies as a regulated investment company

	▪	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for the Funds with the SEC, including issuance of auditor consents

6

Service	Summary of Services
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting	Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
	▪	Separate audit reports in connection with Rule 17f-2 security counts

	▪	Various governmental agencies tax authorities and Fund mergers

Tax Services

Tax services	Recurring tax services including, but not limited to:
	▪	Review and sign the Funds’ federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns

	▪	Review annual income and excise distribution requirements and review and sign related excise tax returns of the Funds

Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

7

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,000 for 2017 and $12,000 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s adviser, Wells Fargo Investment Institute, Inc. (the “Adviser”).  The Proxy Voting Policy for the registrant is set forth below.
8

PROXY VOTING POLICY

Purpose

As a registered investment adviser, Wells Fargo Investment Institute, Inc. (“WFII”) has an obligation to vote proxies on behalf of its advisory clients (“Clients”). Rule 206(4)-6 of the Investment Advisers Act of 1940 (“Advisers Act”) requires that WFII adopt and implement written policies and procedures that are reasonably designed to ensure proxies are voted in the best interest of its Clients.  The policies and procedures must:
•	Describe how WFII will address material conflicts that may arise with respect to its interest and the interest of its Clients;
•	Describe how Clients can obtain information regarding WFII’s (or a sub-adviser) proxy voting record; and
•
Describe how Clients can request a copy of the proxy voting policies and procedures WFII provides investment advisory services to certain private investment funds and registered investment funds (each referred to as a “Client”), whose investment programs primarily involve investing fund assets in other private or registered investment funds (each, a Fund and collectively, the “Funds”) but may also invest in individual issuer securities. Other investment advisory services provided by WFII do not involve proxy voting activities and are outside the scope of this policy.

Areas Primarily Affected

All Wells Fargo Investment Institute, Inc. (WFII) divisions inside and outside the U.S. must comply with this policy.

Police Statement

The purpose of the Proxy Voting Policy is to establish the manner in which WFII will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. WFII understands that voting proxies is a part of its advisory responsibilities and believes that proxies should be voted in the best interest of its Clients.

The party responsible for voting proxies is set forth in the operating agreement or investment advisory or sub-advisory agreement of each Client, as applicable. For instance, with respect to the registered fund Clients that WFII advises, either WFII or the Client’s Sub-Adviser will have responsibility for voting proxies, based upon whether WFII has delegated proxy voting authority to the Sub-Adviser under the applicable Sub-Advisory Agreement. This Proxy Voting Policy will only apply in those instances were WFII maintains investment discretion.

9

Notwithstanding the provisions of these procedures, with respect to any Client that relies on Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”), WFII or the Sub- Adviser will vote all proxies received from a Fund that is registered under the 1940 Act in a manner that complies with the terms of Section 12(d)(1)(F) of the 1940 Act. Accordingly, WFII (or the Sub- Adviser) will vote all such proxies either (i) in accordance with instructions received from the Client’s investors; or (ii) in the same proportion as the vote of all other shareholders of the applicable Fund.

Definitions

Adviser for the purpose of this policy means Wells Fargo Investment Institute, Inc.

Sub-Adviser for the purpose of this policy means an adviser that has been engaged to act as a sub- adviser to one of the registered Clients advised by WFII (e.g., Perella Weinberg Partners Capital Management, LP).

Management for the purpose of this policy means directors, general partners, managing members or trustees of the entity that has issued the proxy.

Owners for the purpose of this policy mean shareholders, unitholders, members and partners.

Standards: Proxy Voting
General Guidelines

WFII will vote proxy proposals, amendments, consents or resolutions (collectively referred to as “proxies”) relating to assets in a manner that it believes serves the best interests of its Client. WFII is responsible for approving recommendations and voting proxies for those Client assets where it maintains investment discretion, taking into account relevant factors, including:
•	Impact on the value of the returns
•	Attraction of additional capital
•	Alignment of Management's interests with Fund Owners' interests, including establishing appropriate incentives for Management
•	Cost associated with the proxy
•	Impact on redemption or withdrawal rights
•	Continued or increased availability of portfolio information
•	Industry and business practices

10

Routine Matters

Routine matters are typically proposed by an issuer’s Management and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the issuer; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the issuer; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the issuer.

For routine matters related to WFII’s registered Client, WFII will vote in accordance with the recommendation of the applicable Sub-Adviser, unless, in WFII’s opinion, such recommendation is not in the best interests of the Client or Section 12(d)(1)(F) applies. With respect to WFII’s unregistered Clients, WFII will generally vote for the following proposals:

•	Change capitalization, including increasing authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share
•	Elect or re-elect Board members
•	Appoint or elect auditors
•	Set time and location of annual meeting
•	Establish a master/feeder structure without a significant increase in fees or expenses
•	Change the fiscal year or term of an issuer
•	Change the name of an issuer

Non- Routine Matters
Non-routine matters involve a variety of issues and may be proposed by Management or the Owners of an issuer. These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the issuer; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the issuer; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the issuer. Proxies deemed as “non-routine” will be reviewed by WFII.  In the event WFII determines that the advice of an independent third party or a committee regarding the voting of a proxy is needed, WFII will submit the proxy to such third party or committee for a decision. Upon making a decision, the proxy will be executed (with a copy to WFII’s Chief Compliance Officer) and submitted to the issuer.

Abstaining from Voting or Affirmatively not Voting

WFII will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if WFII determines that abstaining or not voting is in the best interests of the Client. WFII is authorized to consider the best interests of its Client accounts, in the aggregate, when making the decision to abstain from voting or not to vote.
11

In making such a determination, WFII will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. WFII will not abstain from voting or affirmatively decide not to vote a proxy if the Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, or is registered under the 1940 Act and relies on Section 12(d)(1)(F) of the 1940 Act.

Conflicts of Interest

At times, conflicts may arise between the interests of the Client, on the one hand, and the interests of WFII or its affiliates, on the other hand. If WFII determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, WFII will address matters involving such conflicts of interest as follows:

A.	If a proposal is addressed by the specific procedures herein, WFII will vote in accordance with such procedures

B.	If WFII believes it is in the best interests of the Client to depart from the specific procedures provided for herein, WFII must take one of the following actions in voting the proxy:

	i.	Delegate the voting decision for such proxy proposal to an independent third party

	ii.	Delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Client, as applicable

	iii.	Inform the investors in a Client of the conflict of interest and obtain consent (in accordance with the Client’s organizational documents, if applicable) to vote the proxy as recommended by WFII

	iv.	Obtain approval of the decision from the GAI Investment Committee

WFII will memorialize the rationale of such vote in writing in accordance with the provisions of the Advisers Act Rule 204-2.

Record of Proxy Voting

The Advisers Act requires the following records to be maintained in support of the proxy voting function: (i) proxy voting policies and procedures, (ii) proxy statements received, (iii) records of votes made by WFII, (iv) records of client requests relative to proxy voting materials, and (v) any documentation supporting a voting decision.

12

WFII, the Sub-Adviser and/or the Administrator, whichever entity is contractually obligated, must maintain the applicable records relating to each proxy as required by the Advisers Act and any related regulations.

Roles and Responsibilities

All team members are responsible for understanding and adhering to the guidelines in this policy. Refer to the Standards section and associated procedure(s) (if any) for specific roles and responsibilities.
Team members with questions should contact WFII Compliance at WFIIGAISI@wellsfargo.com.

Policy Governance
Reporting

The compliance department will provide periodic or ad hoc reports, as appropriate, to the appropriate Board, or governance committee.

Escalation and Exceptions

This policy cannot account for every possible situation. To address a situation not covered by this policy, request a change to this policy or the related standards, or recommend an alternative practice, business managers will contact the compliance department (or delegate) and the policy manager.

The policy manager will work with the requesting business to address the needs and escalate the request as necessary. The discussion may result in an exception request, change to existing policy, alternate policy for certain businesses, or a directive for the business to comply with existing policy.

This discussion should happen before the business is out of compliance and a policy violation occurs. If the business does not agree with the decision, or if the policy manager determines the risk warrants further escalation, matters will be escalated to the policy director or on to the appropriate Board or governance committee, as appropriate.

Violations

Failure to comply with this policy, without appropriate prior approval, is a policy violation. Policy violations may result in corrective action, including termination of employment.

13

If a policy violation occurs, the situation must be escalated and related remediation actions taken in a timely manner. Issues must be recorded in the Shared Risk Platform’s Issue Management solution when required under the criteria established in the Issue Management Policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Wells Fargo Investment Institute, Inc. (the “Adviser”) has retained Perella Weinberg Partners Capital Management LP, a Delaware Limited Partnership, to act as subadviser to the registrant (the “Subadviser”).

Biographies as of the date of the filing of this report of certain of the Adviser and Subadviser principals having portfolio management responsibility to the Fund (the “Adviser Managers” and “Subadviser Managers”, respectively, are below:

Adam I. Taback is the head of Global Alternative Investments (GAI), a division of Wells Fargo Investment Institute. Wells Fargo Investment Institute, a subsidiary of Wells Fargo & Company, is focused on delivering the highest quality investment expertise and advice to help investors manage risk and succeed financially. Mr. Taback leads the GAI team that manages proprietary and non-proprietary alternative investment products and services - including option strategies, hedge funds, managed futures, commodities, private equity, and private real estate offerings - that complement traditional investment portfolios. In his role, Mr. Taback serves as the president and chairman of the boards of trustees/managers for the GAI Registered Funds; president and director of Global Alternative Investment Services, Inc.; and director and president of A.G. Edwards Capital, Inc.

In addition to serving as head of GAI, Mr. Taback serves as the deputy chief investment officer for Wells Fargo Private Bank. In this capacity, he oversees the Portfolio Services Group, which manages client investment portfolios in excess of $30 billion, the Managed Disciplined Strategies Group responsible for portfolio overlay management and implementation, and the Equity Optimization Team that manages after-tax overlay management and equity portfolio transition accounts for high-net-worth clients. Mr. Taback also manages the teams responsible for all desktop tools and applications used by The Private Bank investment professionals, data analytics, and performance reporting and attribution.

Mr. Taback has been with Wells Fargo & Company and predecessor organizations since 1996 where he has served as a founding member of, reorganized and restructured, and led the growth of various businesses units. His various leadership roles have included serving as president of Wells Fargo Alternative Asset Management, LLC; president of Alternative Strategies Group, Inc.; head of the Product Development and Product Management Groups for the Asset and Wealth Management Division of Wachovia Bank; and head of the Retail Separate Account, Variable Annuity, and 529 businesses for the Asset Management division of Wells Fargo. Prior to joining Wells Fargo & Company, Mr. Taback served in various finance and investment roles with Blockbuster Entertainment (Viacom) supporting their music and Latin American divisions, and spent time working for Raymond James & Associates as a financial advisor.
14

Mr. Taback holds a Bachelor of Arts in Political Science from Syracuse University and a Master of Science in Accounting from Nova Southeastern University. He is located in Charlotte, North Carolina.

James W. Sweetman is a senior global alternative investment strategist for Global Alternative Investments (“GAI”), a division of Wells Fargo Investment Institute. GAI manages proprietary and non-proprietary alternative investment products and services – including option strategies, hedge funds, managed futures, commodities, private equity, and private real estate offerings – that complement traditional investment portfolios.

In his role, Mr. Sweetman formulates strategy and asset allocation guidance for GAI.  His responsibilities include the development and management of recommended strategy/manager blends, idea sourcing, platform management and collaborating and partnering within the Wells Fargo Investment Institute.

Prior to joining Wells Fargo in 2006, he worked with Bank of New York’s BNY Alternative Investment Services group and Prudential Financial in a variety of investment research and strategy roles. He has more than 25 years of experience in financial services.

Mr. Sweetman earned a Bachelor of Business Administration from Baruch College, The City University of New York. He is an active member of the Managed Funds Association and holds Series 24, Series 7, Series 63 and Series 3 Exemption securities licenses with FINRA. Mr. Sweetman is located in Charlotte, North Carolina.

Justin Lenarcic is a global alternative investment strategist for Global Alternative Investments (GAI), a division of Wells Fargo Investment Institute. GAI manages proprietary and non‐proprietary alternative investment products and services - including option strategies, hedge funds, managed futures, commodities, private equity, and private real estate offerings - that complement traditional investment portfolios.

In his current role, Mr. Lenarcic researches alternative strategies, including developing strategy convictions, sourcing, constructing recommended portfolios, and publishing alternative investment commentary. Prior to joining Wells Fargo in 2007, Mr. Lenarcic worked as a quantitative equity analyst for an investment management firm. He has more than 13 years of experience in financial services.

Mr. Lenarcic earned a Bachelor of Arts in History from the University of North Carolina at Chapel Hill. He is a Chartered Alternative Investment Analyst (CAIA℠) designee and is located in Charlotte, North Carolina.
15

Christopher Bittman.  Chris Bittman is a Partner at Perella Weinberg Partners and CEO and CIO of Agility.  Prior to joining Perella Weinberg Partners in 2009, Chris was the CIO of the University of Colorado Foundation.  Under his leadership the Foundation was named “Large Foundation of the Year” in 2007 by Institutional Investor’s Foundation & Endowment Money Management magazine based on “superior investment performance, innovation and notable asset allocation moves.”  Before being named the first CIO of the Foundation in 2004, he was the President and CEO of Jurika & Voyles, a California investment firm, where he was responsible for the management of over $5 billion for a broad variety of Fortune 500 corporations, public funds, foundations, endowments and families.  He began his career on Wall Street as the Western Regional Manager for Merrill Lynch’s Business Financial Services Group and was the youngest Regional Manager in the group’s history. Chris graduated from the University of Colorado in 1985 and served the institution as a volunteer for nearly 20 years in various capacities – as President of its Alumni Association; as Trustee and Director of its Foundation; and as Chair of the Foundation’s Investment Committee.  He sits as a guest lecturer on investment management at the University’s Leeds School of Business and is a former member of the University’s Intercollegiate Athletics Task Force. He is the past Chair of the Board of Directors for Colorado Public Television, former Investment Committee member of the Colorado Health Foundation, former board member of the University of Colorado Technology Transfer Office and a current Trustee of Colorado Academy – a private, coeducational college preparatory school in Denver. Chris also serves as the National Treasurer for the Sigma Phi Epsilon Fraternity. Under Chris’s management, the Agility platform has received a number of awards including the OCIO of the Year Award in 2013, 2014, 2015, and 2017 by Institutional Investor.

Kent Muckel, CFA.  Kent Muckel is a Partner at Perella Weinberg Partners and leads Agility’s public equity and fixed income investment programs. Prior to joining Perella Weinberg Partners, Kent was the Chief Investment Officer for Baylor University. Kent was charged with overseeing the day-to-day investment practices and operations of Baylor’s endowment. Before joining Baylor, Kent held the role of senior portfolio manager with the University of Colorado Foundation, where he was jointly responsible for the evaluation, recommendation, and monitoring of the Foundation’s $1 billion in assets. Previously, Kent was Vice President and Senior Director for Public Markets at Qwest Asset Management Company, where he was responsible for managing over $10 billion in public market and liquid alternative investments for the company’s defined benefit assets.  Prior to Qwest, he has held various positions as a fixed income portfolio manager and investment specialist. Kent earned a B.S. in Finance with honors from the University of Colorado and an M.B.A. from the Daniels School of Business at the University of Denver. Kent is a CFA charterholder.

Darren Myers, CFA.  Darren Myers is a Partner at Perella Weinberg Partners and Director of Research for Agility.  He also leads Agility’s absolute return investment program.  Prior to joining Perella Weinberg Partners, he served as a Senior Research Analyst at Tejas Securities Group, Inc., where he provided investment recommendations on special situation and distressed debt opportunities.  Darren was previously a Senior Analyst at UTIMCO focusing on hedge fund investments for the $3 billion Marketable Alternative Investments portfolio.  He also worked at Perry Capital, LLC, a multi-billion dollar private investment management firm.  Darren holds a B.A. degree in the Plan II Honors Program and an M.B.A., both from the University of Texas at Austin.  Darren is a CFA charterholder.

16

Subject to policies adopted by the Board and applicable law, the Adviser is responsible for the day-to-day management of the Fund.  The Adviser’s and Sub-adviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor the Fund’s investment program.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member
Other Accounts Managed Table
(As of September 30, 2017)
Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Adam Taback	Registered Investment Companies*:	1	$163,139,906	0	$0
	Other Pooled Investment Vehicles:	74	$2,358,965,000	0	$0
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James Sweetman	Registered Investment Companies*:	1	$163,139,906	0	$0
	Other Pooled Investment Vehicles :	74	$2,358,965,000	0	$0
	Other Accounts:	0	$0	0	$0

17

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Justin Lenarcic	Registered Investment Companies*:	1	$163,139,906	0	$0
	Other Pooled Investment Vehicles :	74	$2,358,965,000	0	$0
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Christopher Bittman	Registered Investment Companies*:	2	$588,875,042	0	$0
	Other Pooled Investment Vehicles** :	2	$2,710,573,930	2	$2,710,573,930
	Other Accounts:	22	$5,106,894,514	13	$3,444,873,693

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Kent Muckel	Registered Investment Companies*:	2	$588,875,042	0	$0
	Other Pooled Investment Vehicles** :	4	$1,992,971,245	0	$0
	Other Accounts:	4	$2,359,582,284	0	$0

18

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Darren Myers	Registered Investment Companies*:	2	$588,875,042	0	$0
	Other Pooled Investment Vehicles** :	1	$416,996,958	0	$0
	Other Accounts:	2	$366,700,203	0	$0
*Not including the Fund
**Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise because the Adviser and the Subadviser have day-to-day portfolio management responsibilities with respect to more than one fund. Each manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Adviser or Subadviser may vary among these accounts, and the Adviser Managers or Subadviser Managers (collectively, the “Managers”) may personally invest in these accounts.  These factors could create conflicts of interest because the Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser and the Subadviser each believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

The Subadviser will use reasonable efforts to allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will seek not to favor certain accounts over others, whether advised by it or an affiliate. The Subadviser also will seek not to favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Subadviser will review its respective activity to confirm that the Subadviser is not unfairly favoring any accounts over time. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Subadviser will use reasonable efforts to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.   Additional information on potential conflicts of interest is included in the Registrant’s Private Placement Memorandum.
19

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members
As of September 30, 2017

Compensation for the Adviser Managers is a combination of a fixed salary and a bonus. The bonus paid to an Adviser Manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Index, HFR Fund of Funds Composite Index, a traditional benchmark (such as the S&P 500), blended benchmark, or a peer group of funds of hedge funds deemed to be similar in structure, investment objective, and risk profile as determined by the senior management of the Adviser. The amount of salary and bonus paid to the Adviser Managers is based on a variety of factors, including the financial performance of the Adviser, financial performance of Wells Fargo as the parent company of the Adviser, execution of managerial responsibilities, effective oversight of risk and compliance objectives, fund performance, client interactions and teamwork support. The Adviser Managers may also participate in other forms of non-cash compensation provided through Wells Fargo, including a 401(k) plan that enables them to direct a percentage of their pre-tax salary and certain parent company matching contributions into a tax-qualified retirement plan as well as eligibility to participate in stock option plans with Wells Fargo.

Compensation for the Subadviser Managers is generally a combination of a fixed salary and a discretionary bonus. The bonus paid to the Subadviser Managers for any period may be tied, in part, to the revenues generated by the Fund or, in the aggregate, by the Fund and any other fund(s) or account(s) managed by the Subadviser during the applicable period, as well as a variety of other factors including, but not limited to, the Subadviser Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of Perella Weinberg Partners Group LP (“PWP”) (which indirectly controls the Subadviser) and its affiliates. The Subadviser Managers may also participate in other forms of compensation provided by the PWP and its affiliates, including, but not limited to, a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan. Additionally, as Partners of PWP and its affiliates, the Subadviser Managers may be given an equity interest in the parent companies of the Subadviser and/or related entities.

20

(a)(4)    Disclosure of Securities Ownership
As of September 30, 2017

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Adam Taback	$100,001 - $500,000
Kent Muckel	$50,001 - $100,000
Darren Myers	$50,001 - $100,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

21

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

22

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAI Agility Income Fund

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	12/4/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	12/4/2017

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	12/4/2017

* Print the name and title of each signing officer under his or her signature.

23